SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15 (d) of the
                         Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported)
                                November 25, 2003



                 RESIDENTIAL FUNDING MORTGAGE SECURITIES I, INC.
           (Exact name of the registrant as specified in it's charter)



  Delaware                            333-106093           75-2006294
  ---------------------------------------------------------------------
(State or other                     (Commission        (I.R.S. Employee
jurisdiction of incorporation)       File Number)      Identification No.)

8400 Normandale Lake Boulevard
Minneapolis, Minnesota                                                 55437
(Address of Principal Executive Offices)                             (Zip Code)

Registrant's telephone number, including area code               (952) 857-7000



Item 5. Other Events

See the respective monthly reports, each reflecting the required information for the November, 2003 distribution to holders of the following series of Conduit Mortgage Pass-Through Certificates.




Master Serviced by Residential Funding Corporation

1989-SW1A   RFM1
1992-S11    RFM1
1992-S16    RFM1
1992-S18    RFM1
1992-S2     RFM1
1992-S20    RFM1
1992-S22    RFM1
1992-S24    RFM1
1992-S27    RFM1
1992-S31    RFM1
1992-S32    RFM1
1992-S33    RFM1
1992-S34    RFM1
1992-S35    RFM1
1992-S36    RFM1
1992-S38    RFM1
1992-S39    RFM1
1992-S41    RFM1
1992-S43    RFM1
1992-S44    RFM1
1992-S6     RFM1
1992-S9     RFM1
1993-MZ1    RFM1
1993-MZ2    RFM1
1993-MZ3    RFM1
1993-S11    RFM1
1993-S12    RFM1
1993-S13    RFM1
1993-S14    RFM1
1993-S15    RFM1
1993-S16    RFM1
1993-S17    RFM1
1993-S2     RFM1
1993-S20    RFM1
1993-S21    RFM1
1993-S23    RFM1
1993-S25    RFM1
1993-S26    RFM1
1993-S27    RFM1
1993-S28    RFM1
1993-S29    RFM1
1993-S3     RFM1
1993-S30    RFM1
1993-S31    RFM1
1993-S32    RFM1
1993-S34    RFM1
1993-S36    RFM1
1993-S37    RFM1
1993-S39    RFM1
1993-S40    RFM1
1993-S41    RFM1
1993-S42    RFM1
1993-S43    RFM1
1993-S44    RFM1
1993-S45    RFM1
1993-S47    RFM1
1993-S48    RFM1
1993-S49    RFM1
1993-S6     RFM1
1993-S7     RFM1
1993-S9     RFM1
1994-MZ1    RFM1
1994-S1     RFM1
1994-S10    RFM1
1994-S11    RFM1
1994-S12    RFM1
1994-S13    RFM1
1994-S14    RFM1
1994-S15    RFM1
1994-S16    RFM1
1994-S17    RFM1
1994-S18    RFM1
1994-S2     RFM1
1994-S3     RFM1
1994-S5     RFM1
1994-S7     RFM1
1994-S8     RFM1
1994-S9     RFM1
1995-R5     RFM1
1995-S1     RFM1
1995-S10    RFM1
1995-S11    RFM1
1995-S12    RFM1
1995-S14    RFM1
1995-S15    RFM1
1995-S16    RFM1
1995-S17    RFM1
1995-S18    RFM1
1995-S19    RFM1
1995-S21    RFM1
1995-S3     RFM1
1995-S4     RFM1
1995-S6     RFM1
1995-S7     RFM1
1995-S8     RFM1
1995-S9     RFM1
1996-S1     RFM1
1996-S10    RFM1
1996-S11    RFM1
1996-S13    RFM1
1996-S14    RFM1
1996-S15    RFM1
1996-S17    RFM1
1996-S18    RFM1
1996-S19    RFM1
1996-S2     RFM1
1996-S21    RFM1
1996-S23    RFM1
1996-S3     RFM1
1996-S4     RFM1
1996-S5     RFM1
1996-S6     RFM1
1996-S7     RFM1
1996-S8     RFM1
1996-S9     RFM1
1998-NS1    RFM1
1998-NS2    RFM1
1998-S14    RFM1
1998-S16    RFM1
1998-S18    RFM1
1998-S19    RFM1
1998-S21    RFM1
1998-S22    RFM1
1998-S23    RFM1
1998-S25    RFM1
1998-S26    RFM1
1998-S27    RFM1
1998-S28    RFM1
1998-S29    RFM1
1998-S30    RFM1
1998-S31    RFM1
1998-S4     RFM1
1998-S7     RFM1
1999-S1     RFM1
1999-S10    RFM1
1999-S11    RFM1
1999-S12    RFM1
1999-S13    RFM1
1999-S14    RFM1
1999-S15    RFM1
1999-S16    RFM1
1999-S17    RFM1
1999-S18    RFM1
1999-S2     RFM1
1999-S20    RFM1
1999-S22    RFM1
1999-S25    RFM1
1999-S3     RFM1
1999-S4     RFM1
1999-S5     RFM1
1999-S6     RFM1
1999-S7     RFM1
1999-S8     RFM1
1999-S9     RFM1
2000-S3     RFM1
2001-S10    RFM1
2001-S11    RFM1
2001-S12    RFM1
2001-S13    RFM1
2001-S14    RFM1
2001-S15    RFM1
2001-S16    RFM1
2001-S17    RFM1
2001-S18    RFM1
2001-S19    RFM1
2001-S20    RFM1
2001-S21    RFM1
2001-S22    RFM1
2001-S23    RFM1
2001-S24    RFM1
2001-S25    RFM1
2001-S26    RFM1
2001-S27    RFM1
2001-S28    RFM1
2001-S29    RFM1
2001-S4     RFM1
2001-S9     RFM1
2002-S1     RFM1
2002-S10    RFM1
2002-S11    RFM1
2002-S12    RFM1
2002-S13    RFM1
2002-S14    RFM1
2002-S15    RFM1
2002-S16    RFM1
2002-S17    RFM1
2002-S18    RFM1
2002-S19    RFM1
2002-S2     RFM1
2002-S20    RFM1
2002-S3     RFM1
2002-S4     RFM1
2002-S5     RFM1
2002-S6     RFM1
2002-S7     RFM1
2002-S8     RFM1
2002-S9     RFM1
2002-SA1    RFM1
2002-SA2    RFM1
2003-S1     RFM1
2003-S10    RFM1
2003-S11    RFM1
2003-S12    RFM1
2003-S13    RFM1
2003-S14    RFM1
2003-S15    RFM1
2003-S16    RFM1
2003-S17    RFM1
2003-S18    RFM1
2003-S19    RFM1
2003-S2     RFM1
2003-S3     RFM1
2003-S4     RFM1
2003-S5     RFM1
2003-S6     RFM1
2003-S7     RFM1
2003-S8     RFM1
2003-S9     RFM1







Item 7. Financial Statements and Exhibits

(a) Not applicable (b) Not applicable (c) See Item 5





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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


RESIDENTIAL FUNDING MORTGAGE SECURITIES I, INC.


By:     /s / Barbara Wendt
Name:   Barbara Wendt
Title:  Managing Director
Dated:  November 25, 2003